FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Interest income	$ 27	$ 213	$ 72
Net foreign exchange gain(loss)	(3)	(12)	(7)
Finance income	24	201	65
Interest and bank charges	(30)	(18)	(18)
Finance costs	(30)	(18)	(18)
Operation lease interest expense	(12)	(20)	0
Total finance income and costs	$ (18)	$ 163	$ 47